SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 10, 2011

ROTOBLOCK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51428	20-08987999
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 B Street, Santa Rosa, California	95401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (707) 578-5220

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01        Other Events

On May 10,2011, the Company issued a press release announcing the completion of a share exchange with diafuWaste Management Holding Limited, headquartered in Beijing, China. The details of the share exchange will be set forth in a forthcoming 8K report.

A copy of the press release is incorporated herein by reference and filed as Exhibit 99.1 to this report.

Item 9.01         Exhibits

Exhibit No.                    Description

99.1                                Press Release dated May 10, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

Dated:	May 10, 2011	By: /s/ Chien Chih Liu, Chief Executive Officer